Exhibit 10.1

ATRINSIC, INC.

65 Atlantic Avenue

Boston, Massachusetts 02110

May 15, 2015

Iroquois Capital Management LLC

641 Lexington Avenue, 26th Floor

New York, New York 10022

Attn.: Mitchell R. Kulick, Esq., General Counsel

Re: Amendment to First Amended and Restated Security Agreement

Dear Mr. Kulick:

Reference is made to the incremental $50,000.00 loan from Iroquois Master Fund LTD to Atrinsic, Inc. being funded today which will be evidenced by a Secured Promissory Note of even date herewith. We hereby confirm that “Notes” as defined in the First Amended and Restated Security Agreement dated December 18, 2014 shall be amended to include all of the notes described on Exhibit A hereto.

Except as modified hereby, the First Amended and Restated Security Agreement dated December 18, 2014 shall remain in full force and effect.

Sincerely,

/s/ Edward Gildea
Edward Gildea,
President

Agreed to and Accepted:

Iroquois Master Fund LTD

By:	/s/ Joshua Silverman
Joshua Silverman, Authorized Signatory

Exhibit A

Notes Covered by First Amended and Restated Security Agreement

by and between

Atrinsic, Inc., Iroquois Master Fund LTD and Hudson Bay Master Fund LTD

Note Date	Holder	Note Amount

2/11/2014	Hudson Bay Master Fund LTD	$87,500.00
2/11/2014	Iroquois Master Fund LTD	$87,500.00
8/15/2014	Hudson Bay Master Fund LTD	$45,000.00
8/15/2014	Iroquois Master Fund LTD	$45,000.00
12/18/2014	Hudson Bay Master Fund LTD	$75,000.00
12/18/2014	Iroquois Master Fund LTD	$75,000.00
5/15/2015	Hudson Bay Master Fund LTD	$50,000.00
5/15/2015	Iroquois Master Fund LTD	$50,000.00